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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-72829) and Form S-8 (Nos. 333-91669, 333-73211,
33-27029) of Sunrise Technologies International, Inc. of our report dated February 11, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 30, 2000